FINANCE INCOME AND EXPENSES (Tables)	12 Months Ended
Dec. 31, 2017
Borrowing costs [abstract]
Disclosure Of Finance Costs

($000s)	2017	2016
Interest on Credit Facilities (1)	$2,194	$13,516
Interest on Convertible Debentures (2)	5,381	2,063
Interest on Senior Notes (2)	30,378	30,771
Accretion on decommissioning liabilities (non-cash)	1,287	1,713
Finance expense	$39,240	$48,063

(1)
Includes interest at a floating rate based on the applicable Canadian prime rate, U.S. base rate, CDOR rate or LIBOR margin rate, plus between 1.00% to 3.50%, depending on the type of borrowing and the Company’s Senior Debt to EBITDA ratio. A standby fee is charged between 0.500% and 0.875% on the undrawn portion of the Credit Facilities, depending on the Company’s Senior Debt to EBITDA ratio.

(2)	Includes amortized costs related to the issuance of the Senior Notes and Convertible Debentures (detailed in note 8).